Exhibit 99.1

                        TRIOLOGY CAPITAL PARTNERS, INC.



                              LETTER OF ENGAGEMENT
                         UNIVERSAL DETECTION TECHNOLOGY

                                 AUGUST 19, 2005



The following sets forth the agreement for the engagement of Trilogy Capital Partners, Inc. ("TRILOGY") by Universal Detection Technology ("UDTT" or the "COMPANY"):


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TERM AND TERMINATION        Twelve months, commencing as of the date set forth above (the "INITIAL TERM"), and terminable thereafter by either party upon 30 days' prior written notice.

OBJECTIVE                   The development and implementation of a proactive marketing program to increase the awareness of UDTT and generate a significant increase in liquidity and market capitalization.  In addition, upon request, Trilogy will advise UDTT in business development and strategic advisory services.

THE PROGRAM                 Trilogy will structure and implement a marketing program designed to create extensive financial market and investor awareness for UDTT to drive long-term shareholder support.
                            The core drivers of the program will be to create institutional and retail buying in the
                            Company's stock through a proactive sales and marketing program emphasizing technology-driven communications, coupled with 1-to-1 selling and leveraging UDTT's image to attract additional long term investors and to create additional opportunities in M&A and Business Development. As share price is affected by various factors, Trilogy can give no assurance that the marketing program will result in an increase in UDTT's stock price.

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                            Trilogy understands that during any period in which the Company is in "registration" for a public offering of securities under the Securities Act of 1933, and during the distribution of such securities, the Company's investor relations and marketing efforts will be severely limited.  However, it will be the responsibility of the Company (with the advice of its securities counsel) to determine what investor relations and financial marketing efforts are permissible and non-permissible during such periods, and Trilogy will follow the direction of the Company and its securities counsel.

RESPONSIBILITIES            In addition to marketing and financial public relations, Trilogy will assume the responsibilities of an in-house Investor Relations Officer for UDTT on a full turnkey basis, including the generation of corporate and shareholder communications, retail and institutional investor contact and media.  Trilogy will work in conjunction with the
                            Company's management, securities counsel, investment bankers and auditors and under supervision of management.  The content is as follows:

                                o    Campaign Development and Execution
                                o    Press Announcements: drafting, approval and distribution
                                o    Database Development and Management
                                o    Image Analysis:  recommendations and implementation
                                o    Messaging:  institutional and retail
                                o    Online presentations: drafting and production responsibilities
                                o    Website Overhaul - installation and maintenance of auto IR program
                                o    Email messaging: targets: Retail and Institutional/Other databases
                                o    Media including Interactives and PowerPoints
                                o    Direct Mail: shareholder, media, UDTT relationship universe
                                o    Public Relations
                                o    Capital Conferences

                            Trilogy represents that it has the corporate power and authority to execute, deliver and perform its obligations under this agreement.  Notwithstanding any provision of this
                            Agreement, the obligation to perform the services under this Agreement is personal to
                            Trilogy and Trilogy may not subcontract, transfer or otherwise delegate any of its obligations or duties under this Agreement, without the Company's prior written consent.


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                            Trilogy will not publish or publicly release any press release or other document ("IR
                            DOCUMENTS") regarding the Company that has not been approved in writing by the Company.
                            The Company assumes responsibility for the accuracy and completeness of all IR Documents and the compliance of such Documents with applicable laws, rules and regulations.  The
                            Company agrees that Trilogy has no obligation or duty to  and does not guaranty the accuracy or completeness of the IR Documents.

CONFIDENTIALITY AND         Trilogy agrees that all Confidential Information (defined below) shall remain the
MATERIAL INFORMATION        property of the Company and will be held and treated by Trilogy, its affiliates, directors, officers, employees, agents, attorneys accountants and representatives
                            (collectively, the "REPRESENTATIVES") in confidence and will not, expect as provided in this Agreement, without the prior written consent of the Company, be disclosed by Trilogy or its Representatives, in any manner whatsoever, in whole or in part, and will not be used by Trilogy or its Representatives other than in connection with performing the duties and responsibilities of Trilogy under this Agreement.

                            Confidential Information means all technical, commercial, financial or other information concerning the business, affairs and operations of the Company and its affiliates and which the Company or its agents or representatives have provided or will provide to
                            Trilogy in connection with its services hereunder whether provided in writing, electronically or verbally.  Notwithstanding the foregoing, the following will not constitute "Confidential Information" for purposes of this Agreement: (i) information which is available in the public domain or marketplace; (ii) information which after disclosure to Trilogy by the Company becomes part of the public domain by publication or otherwise, expect by breach by Trilogy of the terms of this Agreement; (iii) information which was rightfully in the possession of Trilogy at the time of disclosure to Trilogy by the Company; and (iv) information which is rightfully received by Trilogy from a third party who is not prohibited from transmitting the information to Trilogy by a contractual, legal or fiduciary obligation to the Company.

                            Trilogy agrees that within ten (10) business days of the Company's request, it shall either deliver to the Company (i) originals and any copies of any documentation, electronic or otherwise, which constitutes Confidential Information or (ii) a certificate signed by an officer of Trilogy certifying that all copies of any documentation, electronic or otherwise, which constitutes Confidential Information


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                            have been destroyed. Notwithstanding the foregoing, Trilogy shall be entitled to retain one copy of all documentation related to the services that it performs pursuant to this
                            Agreement.

                            Trilogy acknowledges that it is aware, and will inform its Representatives, that the securities laws of the United States (as well as the regulations of the stock exchanges,
                            Nasdaq and other quotation systems) prohibit any person who has material, non-public information concerning the Company from purchasing or selling the Company's securities when in possession of such information and from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or entity is likely to purchase or sell such securities in reliance upon such information.

FEES                        $12,500 per month, with first payment due on execution.   Wiring information is set forth
                            below.

EQUITY                      UDTT has concurrently herewith issued to Trilogy 3,600,000 Warrants.  Each Warrant
COMPENSATION                represents the right to purchase one share of Common Stock for $0.17 per share at any time through the third year following issuance.  The Company agrees to file a
                            Registration Statement with the Securities and Exchange Commission registering the resale of the shares underlying the Warrants no later than October 15, 2005.

MARKETING BUDGET            To support the financial marketing program, UDTT acknowledges that it will incur certain third party marketing costs.  Trilogy will not incur these costs on behalf of the Company except with the approval of the Company or pursuant to a budget approved by the Company
                            (which budget shall not be less than $200,000).  The Company shall have no obligation to reimburse Trilogy for any third party marketing cost that exceeds the approved budget or is otherwise not approved by the Company.  The Company understands that prompt payment of these costs is vital to the on-going investor relations program, and therefore shall pay these costs promptly upon invoice, to Trilogy (to enable Trilogy to promptly reimburse these third parties).  The Company shall indemnify and hold Trilogy harmless from any losses, claims, costs, expenses, liabilities and damages from failure to timely pay these third party marketing costs.


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INDEMNIFICATION             The Company agrees to provide the indemnification set forth in "Exhibit A" attached hereto.

CORPORATE OBLIGATIONS       The obligations of Trilogy under this Agreement are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Trilogy shall be subject to any personal liability whatsoever to any person, nor will any claim be asserted by or on behalf of the Company, with respect to breach of the terms of this
                            Agreement.  This provision does not limit or restrict in any way claims with respect to any matters other than breach of the terms of this Agreement.

ADDITIONAL SERVICES         If Trilogy is called upon to render services directly or indirectly relating to the subject matter of this Agreement, beyond the services contemplated above (including, but not limited to, production of documents, answering interrogatories, giving depositions, giving expert or other testimony, whether by agreement, subpoena or otherwise), the
                            Company shall pay to Trilogy a reasonable hourly rates for the persons involved for the time expended in rendering such services, including, but not limited to, time for meetings, conferences, preparation and travel, and all related costs and expenses and the reasonable legal fees and expenses of Trilogy's counsel.

SURVIVAL OF CERTAIN         The Sections entitled "Indemnification" (including "Exhibit A"), "Corporate Obligations,"
PROVISIONS                  "Confidentiality and Material Information" and "Additional Services" shall survive any termination of this Agreement and Trilogy's engagement pursuant to this Agreement.  In addition, termination shall not affect any right of Trilogy's to compensation accrued through the date of termination and for reimbursement of expenses (including third party marketing costs).  Any termination of this Agreement by the Company prior to the end of the Initial Term, other than in the event of a material breach of the Agreement by
                            Trilogy which Trilogy has not cured or corrected within 15 days of written notice of the breach, or any termination by Trilogy as a result of non-payment or other material breach by the Company (including the failure to pay third-party marketing costs), shall not terminate Trilogy's right to the fees through the entire Initial Term (as Trilogy's time and commitment are expected to be greater in the first part of its engagement).


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SERVICES/COSTS              The compensation paid to Trilogy under this Agreement will cover all costs for Trilogy personnel.  Travel and entertainment costs for Trilogy personnel, in addition to certain third-party costs, will be borne by the Company.  Trilogy will provide reasonable documentation to support such reimbursement claims.  Trilogy will not incur, individually or in the aggregate, any reimbursable cost of $500 or more without the written approval of the Company.  These costs do not included third-party marketing costs under "Marketing
                            Budget."

ATTORNEYS' FEES             If any action or proceeding is brought to enforce or interpret any provision of this
                            Agreement, the prevailing party shall be entitled to recover as an element of its costs, and not its damages, reasonable attorneys' fees to be fixed by the court.

GOVERNING LAW               California, without giving effect to the principles of conflicts of law thereof.


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                        _______________________________________________



Agreed and Accepted:

UNIVERSAL DETECTION TECHNOLOGY             TRILOGY CAPITAL PARTNERS, INC.



By  /s/ Jacques Tizabi                     By  /s/ Mark Beychok
---------------------------------          -------------------------------------
    Jacques Tizabi                             Mark Beychok
    President and CEO                          Vice Chairman



WIRING:

Trilogy Capital Partners, Inc.
SIGNATURE BANK NEW YORK

Private Client Group
New York, NY 10016

Account:   1500565515
ABA:   026013576



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EXHIBIT A


                           INDEMNIFICATION PROVISIONS


Universal Detection Technology (the "COMPANY") unconditionally, absolutely and irrevocably agrees to and shall indemnify and hold harmless Trilogy Capital Partners, Inc. ("TRILOGY") and its past, present and future directors, officers, affiliates, counsel, shareholders, employees, agents, representatives, contractors, successors and assigns (Trilogy and such persons are collectively referred to as the "INDEMNIFIED PERSONS") from and against any and all losses, claims, costs, expenses, liabilities and damages (or actions in respect thereof) arising out of or related to this Agreement, and any actions taken or omitted to be taken by an Indemnified Party in connection with this Agreement ("INDEMNIFIED CLAIM"). Without limiting the generality of the foregoing, such indemnification shall cover losses, claims, costs, expenses, liabilities and damages imposed on or incurred by the Indemnified Persons, directly or indirectly, relating to, resulting from, or arising out of any misstatement of fact or omission of fact, or any inaccuracy in any information provided or approved by the Company in connection with the engagement, including information in any SEC filing, press release, website, marketing material or other document, whether or not the Indemnified Persons relied thereon or had knowledge thereof, claims of third parties providing marketing services to the Company. In addition, the Company agrees to reimburse the Indemnified Persons for legal or other expenses reasonably incurred by them in respect of each Indemnified Claim at the time such expenses are incurred. Notwithstanding the foregoing, the Company shall not be obligated under the foregoing for any loss, claim, liability or damage that is finally determined by a court with proper jurisdiction to have resulted primarily from the willful misconduct or bad faith of the Indemnified Person.